EXHIBIT 4.6

45163

Common Stock

$1.00 Par Value
See Reverse for Certain Definitions

Incorporated Under the Laws of the State of Delaware


IMAGE OF SMALL FEMALE WITH SMALL INSET IMAGE OF BUILDING

Countersigned and Registered;         ChaseMellon Shareholder Services, L.L.C.
                                                  Transfer Agent and Registrar

By
                                                           Authorized Signature


        KAUFMAN AND BROAD HOME CORPORATION CORPORATE SEAL 1981 DELAWARE


                                                  KB [     ]          [     ]
                                                      Number           Shares


KAUFMAN AND BROAD HOME CORPORATION
This Certificate is Transferable in the Cities of New York, Los Angeles or Ridgefield Park.
                                                     CUSIP 486168 10 7

This Certifies that



is the holder of

Fully Paid and  Nonassessable  Shares of the Common  Stock of
Kaufman and Broad Home Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/                                                /s/
------------------------------------               ---------------------------
Chairman and Chief Executive Officer               Secretary

KAUFMAN AND BROAD HOME CORPORATION

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests should be directed to the Corporation's Secretary at the principal office of the Corporation or to the Transfer Agent.

This Certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between the Corporation and ChaseMellon Shareholder Services, L.L.C. dated as of February 21, 1989 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may expire, or may be evidenced by separate certificates and no longer be evidenced by this certificate. The Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common
TEN ENT -- as tenants by the
           entireties
JT TEN  -- as joint tenants with right of
           survivorship and not
           as tenants in common

                        UNIF GIFT MIN ACT -- ........... Custodian .............
                                               (Cust)                (Minor)
                                             under Uniform Gifts to Minors
                                             Act ..............................
                                                            (State)

                  UNIF TRF MIN ACT -- ............ Custodian (until age .......)
                      (Cust)
                               ......................... under Uniform Transfers
                                        (Minor)
                                       to Minors Act ...........................
                                                               (State)


    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ______________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------Shares

--------------------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer said Common Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________________


                                        X_______________________________________

                                        X_______________________________________
                                          THE SIGNATURES(S) TO THIS ASSIGNMENT
                               NOTICE: MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.


Signature(s) Guaranteed




By___________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.